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                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. 3)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                                 UAL Corporation
 ................................................................................
                (Name of Registrant as Specified In Its Charter)


 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         .......................................................................

     2)  Aggregate number of securities to which transaction applies:

         .......................................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         .......................................................................

     4)  Proposed maximum aggregate value of transaction:

         .......................................................................

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     5)  Total fee paid:

         .......................................................................

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         .......................................................................
     2)  Form, Schedule or Registration Statement No.:

         .......................................................................
     3)  Filing Party:

         .......................................................................
     4)  Date Filed:

         .......................................................................

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                                    NewsReal

Please Post Promptly                                    Keep posted through 4/28

                 Good morning... This is Friday, April 28, 2000

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   Reminder: Annual Stockholders Meeting is May 18; Voting Deadline for ESOP
                             Participants is May 14

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The UAL Corporation annual stockholders meeting this year will be held in
Chicago May 18. The meeting will take place in the auditorium on the 8th floor of Harris Trust and Savings Bank at 111 West Monroe Street. It is scheduled for 10 a.m., local time.

Among the issues stockholders are voting on this year is a proposal for amendments to the company's charter. The amendments would allow ESOP participants to receive any dividend paid on UAL's common stock in the same manner as public stockholders. The board of directors publicly announced in November 1999 its intention to start the proposed dividend program, contingent on the outcome of the charter vote.

Detailed information on the vote is included in the proxy materials sent to employees who are ESOP participants or UAL stockholders.

United's U.S. ESOP participants may attend the stockholders meeting, but they are not eligible to vote at the meeting. Instead, U.S. ESOP participants who are eligible to vote must cast their votes by 12 midnight (Central Daylight Time) on May 14, 2000, in order for their votes to be counted. (Eligible ESOP participants are U.S. participants who have owned UAL stock through the ESOP on or before March 20, 2000.) Eligible participants can cast their votes by Internet, telephone or mail. Detailed instructions for these methods are included in the proxy package.

Public stockholders can vote on the Internet, by telephone, by returning a proxy voting card in the mail, or by voting at the annual stockholders meeting.

If you have not yet received your proxy materials, please call Harris Bank at 1-800-647-4488 to request a replacement.

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WHQ Corporate Communications                                     Unitel 700-2233